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                      PLEASE PLACE THIS DOCUMENT WITH YOUR
              VARIABLE CONTRACT AND MONY SERIES FUND PROSPECTUSES

                      SUPPLEMENT DATED SEPTEMBER 12, 1997

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION IN THE SECTION OF THE PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND".

     Subject to shareholder approval at the Special Meeting of Shareholders to be held on October 14, 1997, the management fee of the Equity Growth, Equity Income, Diversified, Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios will be increased from .40% of the aggregate average daily net assets of all the MONY Series Fund's Portfolios to .50% of the average daily net assets of the particular Portfolio. The management fee of the Money Market Portfolio will be calculated based on the average daily net assets of the Money Market Portfolio rather than the aggregate average daily net assets of all the MONY Series Fund's Portfolios.

     In addition, under the new Investment Advisory Agreement, the fees and expenses associated with the computation of the net asset value of the Fund's capital stock attributable to all the MONY Series Fund's Portfolios will be reallocated from MONY Life Insurance Company of America to the MONY Series Fund.

September 12, 1997